SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) July 8, 1999
                                                -------------

                        WORLDWIDEWEB INSTITUTE.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                   33-40808-A            65-0260247
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File        (IRS Employer
        or incorporation)             Number)           Identification No.)



         6245 N.W. 9th Avenue, Suite 201, Fort Lauderdale, Florida 33309
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (954) 776-8444

     Spectrum Pharmaceutical Corp., 16910 Dallas Parkway, Suite 100, Dallas,
                                  Texas 75248
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.


                  Audited Financial Statements of the WorldWideWeb Institute.com, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                           WORLDWIDEWEB INSTITUTE.COM, INC.


                                           By:   /s/ Ernest Chu
                                                -------------------------
                                           Name: Ernest Chu
                                           Title: Chief Financial Officer


Dated: August 11, 1999

                          WORLDWIDEWEB INSTITUTE, INC.

                              FINANCIAL STATEMENTS

                             MARCH 31, 1999 AND 1998

                          WORLDWIDEWEB, INSTITUTE, INC.


                                    CONTENTS


                                                                                      PAGE
INDEPENDENT AUDITORS' REPORT                                                            1

FINANCIAL STATEMENTS

         Balance Sheets                                                                2-3

         Statements of Income                                                           4

         Statements of Changes in Shareholders' Equity                                  5

         Statements of Cash Flows                                                       6

         Notes to Financial Statements                                                7-10


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors and Stockholders of WorldWideWeb Institute, Inc.


We have audited the accompanying balance sheets of WorldWideWeb Institute, Inc. as of March 31, 1999 and 1998 and the related statements of income, changes in shareholders' equity earnings and cash flows for the year ended March 31, 1999 and for the period from February 12, 1998 through March 31, 1998. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WorldWideWeb Institute, Inc. as of March 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended March 31, 1999 and for the period from February 12, 1998 through March 31, 1998 in conformity with generally accepted accounting principles.

/ s / Gerstle, Rosen & Associates, P.A.

Boca Raton, Florida
June 5, 1999

                          WORLDWIDEWEB INSTITUTE, INC.
                                 BALANCE SHEETS
                            MARCH 31, 1999 AND 1998

                                                       ASSETS

                                                                        1999                  1998
                                                                    --------------       ----------------
CURRENT ASSETS
     Cash                                                         $        56,153      $             100
     Accounts Receivable-Trade                                             41,251
     Accounts Receivable-Other                                             10,000
     Prepaid Expenses                                                      48,577
     Deferred Expenses                                                     74,000
                                                                    --------------       ----------------

              TOTAL CURRENT ASSETS                                        229,981                    100
                                                                    --------------       ----------------


PROPERTY AND EQUIPMENT
     Furniture and Fixtures                                                31,547
     Computer Equipment                                                   176,237
     Office Equipment                                                      10,150
     Leasehold Improvements                                                 9,574
                                                                    --------------       ----------------
                                                                          227,508

     Less Accumulated Depreciation                                         42,130
                                                                    --------------       ----------------

              NET PROPERTY AND EQUIPMENT                                  185,378
                                                                    --------------       ----------------


OTHER ASSETS
     Due from Related Entities                                             64,995
     Security Deposit                                                       5,014
                                                                    --------------       ----------------

              TOTAL OTHER ASSETS                                           70,009
                                                                    --------------       ----------------

              TOTAL ASSETS                                        $       485,368      $             100
                                                                    ==============       ================


The accompanying Notes to Financial Statements are an integral part of these Financial Statements.

                          WORLDWIDEWEB INSTITUTE, INC.
                                 BALANCE SHEETS
                            MARCH 31, 1999 AND 1998

                                       LIABILITIES & STOCKHOLDERS' EQUITY


                                                                                     1999                1998
                                                                                  ------------       -------------
CURRENT LIABILITIES
     Accounts Payable                                                           $      50,381      $
     Accrued Payroll Payable                                                           16,641
     Accrued Vacations Payable                                                         17,162
     Income Taxes Payable                                                              50,750
     Payroll Taxes Payable                                                             61,357
     Deferred Revenue                                                                 185,128
     Note Payable-Capital Lease                                                         1,379
                                                                                  ------------       -------------

          TOTAL CURRENT LIABILITIES                                                   382,798
                                                                                  ------------       -------------

STOCKHOLDERS' EQUITY
     Common Stock, $1 Par Value, 1,000 Shares Authorized,
          Issued, and Outstanding                                                       1,000               1,000
     Retained Earnings                                                                102,470
                                                                                  ------------       -------------
                                                                                      103,470               1,000

     Less Stock Subscriptions Receivable                                                 (900)               (900)
                                                                                  ------------       -------------

          TOTAL STOCKHOLDERS' EQUITY                                                  102,570                 100
                                                                                  ------------       -------------


          TOTAL LIABILITIES & STOCKHOLDERS'
          EQUITY                                                                $     485,368      $          100
                                                                                  ============       =============


The accompanying Notes to Financial Statements are an integral part of these Financial Statements.

                          WORLDWIDEWEB INSTITUTE, INC.
                              STATEMENTS OF INCOME
                     FOR THE YEAR ENDED MARCH 31, 1999 AND
          FOR THE PERIOD FROM FEBRUARY 12, 1998 THROUGH MARCH 31, 1998

                                                                                      1999                   1998
                                                                                 ---------------        ----------------
SALES                                                                          $      2,597,240       $

COST OF SALES                                                                         1,040,000
                                                                                 ---------------        ----------------

         GROSS PROFIT                                                                 1,557,240
                                                                                 ---------------        ----------------

OPERATING EXPENSES

     Selling                                                                            286,866
     General                                                                            667,536
     Administrative                                                                     447,224
                                                                                 ---------------        ----------------

          TOTAL OPERATING EXPENSES                                                    1,401,626
                                                                                 ---------------        ----------------

          INCOME FROM OPERATIONS                                                        155,614

OTHER EXPENSE

     Interest Expense                                                                       394
                                                                                 ---------------        ----------------

          INCOME BEFORE PROVISION
          FOR INCOME TAXES                                                              155,220

PROVISION FOR INCOME TAXES                                                               50,750
                                                                                 ---------------        ----------------


              NET INCOME                                                       $        104,470       $
                                                                                 ===============        ================

The accompanying Notes to Financial Statements are an integral part of these Financial Statements.


                          WORLDWIDEWEB INSTITUTE, INC.
                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                          YEAR ENDED MARCH 31, 1999 AND
          FOR THE PERIOD FROM FEBRUARY 12, 1998 THROUGH MARCH 31, 1998




                                                                                                      Stock           Total
                                      Common Stock              Treasury          Retained         Subscriptions   Shareholders'
                                 # Shares       Amount            Stock           Earnings           Receivable      Equity
                                 --------       ------            -----           --------           ----------      ------

Balance At February 12, 1998      1,000    $       1,000    $           -    $            -   $       (1,000)  $           -

Payments Received
     On Stock Subscriptions           -                -                -                 -              100             100

Net Income For The Year               -                -                -                 -                -               -
                              ----------     ------------     ------------     -------------    -------------    ------------

Balance At March 31, 1998         1,000            1,000                -                 -             (900)            100

Purchase Of Treasury Stock
     (150 Shares)                     -                -           (2,150)                -              150          (2,000)

Reissue Shares From
     Treasury Stock
     (150 Shares)                     -                -            2,150            (2,000)            (150)              -

Net Income For The Year               -                -                -           104,470                -         104,470
                              ----------     ------------     ------------     -------------    -------------    ------------

Balance At March 31, 1999         1,000    $       1,000    $           -    $      102,470   $         (900)  $     102,570
                              ==========     ============     ============     =============    =============    ============


The accompanying Notes to Financial Statements are an integral part of these Financial Statements.

                          WORLDWIDEWEB INSTITUTE, INC.
                            STATEMENTS OF CASH FLOWS
                      FOR THE YEAR ENDED MARCH 31, 1999 AND
          FOR THE PERIOD FROM FEBRUARY 12, 1998 THROUGH MARCH 31, 1998

                                                                                      1999                  1998
                                                                                  ----------------       --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income                                                                 $         104,470      $
     Adjustments to Reconcile Net Income to
          Net Cash Provided by Operating Activities
              Depreciation                                                                 42,130
              Increase in Accounts Receivable-Trade                                       (41,251)
              Increase in Accounts Receivable-Other                                       (10,000)
              Increase in Prepaid Expenses                                                (48,577)
              Increase in Deferred Expenses                                               (74,000)
              Increase in Due from Related Entities                                       (64,995)
              Increase in Security Deposit                                                 (5,014)
              Increase in Accounts Payable                                                 50,381
              Increase in Accrued Payroll Payable                                          16,641
              Increase in Accrued Vacations Payable                                        17,162
              Increase in Income Taxes Payable                                             50,750
              Increase in Payroll Taxes Payable                                            61,357
              Increase in Deferred Revenue                                                185,128
                                                                                  ----------------       --------------

                   NET CASH PROVIDED BY
                   OPERATING ACTIVITIES                                                   284,182
                                                                                  ----------------       --------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of Property and Equipment                                                 (219,558)
                                                                                  ----------------       --------------

                   NET CASH USED IN
                   INVESTING ACTIVITIES                                                  (219,558)
                                                                                  ----------------       --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from Sale of Common Stock                                                                            100
     Principal Payments on Capital Lease                                                   (6,571)
     Purchase of Treasury Stock                                                            (2,000)
                                                                                  ----------------       --------------

                   NET CASH PROVIDED BY (USED IN)
                   FINANCING ACTIVITIES                                                    (8,571)                 100
                                                                                  ----------------       --------------

NET INCREASE IN CASH                                                                       56,053                  100

CASH, BEGINNING OF PERIOD                                                                     100
                                                                                  ----------------       --------------

CASH, END OF PERIOD                                                             $          56,153      $           100
                                                                                  ================       ==============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
     Cash paid during the year for:
        Interest                                                                $             394      $
                                                                                  ================       ==============

The accompanying Notes to Financial Statements are an integral part of these Financial Statements.

                          WORLDWIDEWEB INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 1999 AND 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Nature of Business
         ------------------
         WorldWideWeb Institute, Inc. (the "Company") was incorporated February 12, 1998 under the laws of the State of Florida. The Company is engaged in the sale, development, and hosting of internet web sites for businesses and the general public throughout the United States.

         Cash and Cash Equivalents
         -------------------------
         For purposes of the statement of cash flows, the Company considers all instruments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at March 31, 1999 and 1998.

         Sources of Supplies
         -------------------
         The Company relies on third-party networks, local telephone companies, and other companies to provide data communications capacity. Although management feels alternative telecommunications facilities could be found in a timely manner, any disruption of these services could have an adverse effect on operating results.

         Property, Equipment and Depreciation
         ------------------------------------
         Property additions, major renewals and betterment's are included in the assets accounts at cost. Maintenance, repairs and minor renewals are charged to earnings when incurred.

         Depreciation is computed using the double declining-balance method and the straight-line method over estimated useful lives of the assets: 5 years for computers and equipment, 7 years for furniture, and 10 years for leasehold improvements. Depreciation expense was $42,130 for the year ended March 31, 1999. Depreciation expense for the year includes amortization of assets recorded under capital leases of $1,590.

         Long-Lived Assets
         -----------------
         The Company periodically reviews the values assigned to long-lived assets, such as property and equipment and acquired customer bases, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

         Revenue Recognition
         -------------------
         The Company recognizes revenue when services are provided. Long-term contracts for development and hosting of web sites are accounted for using the percentage of completion method. Advance billings, including

                          WORLDWIDEWEB INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 1999 AND 1998


         prepaid implementation, development, and hosting services are recorded as deferred revenue. Long-term contracts are generally for a term of twelve months.

         Advertising
         -----------
         Costs associated with advertising are expensed in the year the advertising occurs. Advertising expense for the year ending March 31, 1999 was $81,878. Certain production and media costs totaling $20,500 were prepaid at March 31, 1999.

         Income Taxes
         ------------
         Since inception, the Company has maintained a fiscal year ending on each 31st day of March. There are no timing differences which would result in deferred tax liability or benefit in the years ended March 31, 1999 and 1998.

         Recent Accounting Pronouncements
         --------------------------------
         In 1998, the Company was subject to the provisions of Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income" and Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information." Neither statement had any impact on the Company's financial statements as the Company does not have any "comprehensive income" type earnings (losses) and its financial statements reflect how the "key operating decisions maker" views the business. The Company will continue to Review these statements over time, in particular SFAS 131, to determine if any additional disclosures are necessary based on evolving circumstances.

         Estimates
         ---------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amount of cash, accounts receivable and accounts payable approximates fair value due to the short term maturity of these instruments.

                          WORLDWIDEWEB INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 1999 AND 1998


NOTE 3 - RELATED PARTY TRANSACTIONS

         The Chief Operating Officer of the Company is an officer or principal of three vendors which provide marketing and related services to the Company. The Company purchased approximately $10,000 worth of services from these companies in the year ended March 31, 1999. One company had advances outstanding of $6,691 at March 31, 1999.


NOTE 4 - OBLIGATION UNDER CAPITAL LEASE

         On June 23, 1998, the Company purchased a telephone system for $7,950 and financed the purchase with a note from a local finance company. The note was payable in twelve monthly installments of $695.39, principal plus interest at an effective annual rate of 11.46%. As of March 31, 1999, the Company had two payments remaining.


NOTE 5 - INCOME TAXES

         The components of the provision for income taxes consist of the following for the year ending March 31, 1999:

                                            Federal
                                            -------
                                            Current             $42,000
                                            Deferred                  -
                                                            -----------
                                                                 42,000
                                                            -----------

                                            State
                                            -----
                                            Current               8,750
                                            Deferred                  -
                                                            -----------
                                                                  8,750
                                                            -----------

                                            Total               $50,750
                                                            ===========

                          WORLDWIDEWEB INSTITUTE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 1999 AND 1998

NOTE 6 - COMMITMENTS

         The Company conducts its operations in a leased facility. The lease has been renewed through January 31, 2002. Rental expense was $33,229 for the year ending March 31, 1999. The total amount due under this lease is as follows for the years ending March 31:

                                                 2000          $ 56,999
                                                 2001            65,241
                                                 2002            50,952
                                                              ---------
                                                               $173,192
                                                              =========

         The Company is obligated for an office equipment lease which is properly treated as a non-cancelable operating lease. The term of the lease is 24 months with monthly payments of $58. The amounts due under this operating lease are as follows for the year ending March 31:

                                                 2000       $       696
                                                            ===========

         The Company has entered into an agreement with a telecommunications vendor to provide telecommunications services to the Company. The agreement is for a minimum monthly commitment of $36,750 for a term of twelve months. At year-end, this agreement was pending acceptance subsequent to performance of certain vendor obligations.


NOTE 6 - SUBSEQUENT EVENTS

         After the close of the Company's fiscal year, the Company received $100,000 in the form of a convertible note from an investor.

         On July 2, 1999, the Company signed an agreement to merge with Spectrum Pharmaceutical Corp., a Texas-based public company. The combined entity will be named WorldWideWeb Institute.com, Inc. Under terms of the agreement, the Company's shareholders will own approximately 90% of the combined entity, and will designate officers and directors.